Exhibit 10.1

EXECUTION VERSION

THIRD AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of June 22, 2021, by and among (i) BENTLEY SYSTEMS, INCORPORATED (the “Borrower”), (ii) BENTLEY SOFTWARE, INC., BENTLEY SYSTEMS INTERNATIONAL HOLDINGS, INC., DIGITAL WATER WORKS, INC., CITILABS, INC., COHESIVE SOLUTIONS, LLC, ONTRACKS ENTERPRISES, INC. and SENSEMETRICS, INC. (collectively, the “Subsidiary Loan Parties”; together with the Borrower, collectively, the “Loan Parties”), (iii) the Lenders party hereto and (vi) PNC BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”). Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Amended Credit Agreement referred to below.

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders party thereto (collectively, the “Lenders”) and the Administrative Agent are parties to an Amended and Restated Credit Agreement, dated as of December 19, 2017 (as heretofore amended, supplemented, or otherwise modified, the “Existing Credit Agreement”; the Existing Credit Agreement, as amended, supplemented or otherwise modified by this Third Amendment and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Amended Credit Agreement”);

WHEREAS, the Loan Parties have requested that the Lenders increase the aggregate amount of Approved Convertible Debt from $600,000,000 to $1,100,000,000; and

WHEREAS, the Administrative Agent and the Required Lenders have agreed to the above request on and subject to the terms and conditions hereof.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.             Credit Agreement Amendment. Effective upon the Third Amendment Effective Date (as defined below), the definition of the term “Approved Convertible Debt” in Section 1.1 of the Existing Credit Agreement shall be amended by deleting the amount “Six Hundred Million Dollars ($600,000,000)” the one time it appears therein and inserting in lieu thereof the amount “One Billion One Hundred Million Dollars ($1,100,000,000)”.

2.             Representations and Warranties. In order to induce the Lenders and the Administrative Agent to enter into this Amendment and to amend the Existing Credit Agreement in the manner provided herein, each Loan Party hereby represents and warrants to each Lender and the Administrative Agent that the following statements are true and correct:

(a)               There exists no Default or Event of Default under (i) the Existing Credit Agreement immediately before giving effect to this Amendment or (ii) the Amended Credit Agreement immediately after giving effect to this Amendment;

(b)               Immediately before and after giving effect to this Amendment, the representations and warranties of each Loan Party set forth in the Loan Documents are true and correct (i) in the case of representations and warranties qualified as to materiality, in all respects and (ii) otherwise, in all material respects, in each case on and as of the date hereof, except in the case of any such representation and warranty that expressly relates to a prior date, in which case such representation and warranty shall be so true and correct in the case of such representation and warranty qualified by materiality, in all respects, and otherwise in all material respects on and as of such prior date.

(c)               The execution and delivery of this Amendment by each Loan Party party hereto and the performance by the Loan Parties of this Amendment (i) has been duly authorized by all necessary corporate or other organizational action on behalf the Loan Parties and (ii) will not, except as permitted under the Amended Credit Agreement, result in or require the creation or imposition of any Lien upon the properties or assets of any Loan Party;

(d)               This Amendment constitutes the legal, valid and binding obligation of each Loan Party party hereto, enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and to general principles of equity, regardless whether considered in a proceeding in equity or at law;

(e)               No consent, approval, authorization or order of, or filing, registration or qualification with, any court or Governmental Authority or third party is required in connection with the execution, delivery or performance by such Loan Party of this Amendment (except for those which have been obtained on or prior to the date hereof); and

(f)                Each Loan Party will receive direct and indirect benefits as a result of this Amendment becoming effective and the consummation of the transactions contemplated hereby.

3.             Conditions Precedent. This Amendment shall become effective on the date (such date, the “Third Amendment Effective Date”) when each of the following conditions precedent is satisfied:

(a)               The Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower, the Subsidiary Loan Parties, the Administrative Agent and the Required Lenders;

(b)               The Administrative Agent shall have received such documentation, in form and substance acceptable to the Administrative Agent and each Lender, and other information requested by the Administrative Agent or any Lender in connection with applicable “know your customer” and anti-money laundering rules and regulations, including the USA Patriot Act; and

(c)               The Administrative Agent shall have received, to the extent invoiced, reimbursement of all fees and expenses of counsel to the Administrative Agent required to be paid or reimbursed by the Borrower hereunder.

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4.             Affirmations and Reaffirmations. (a) Each of the Loan Parties hereby (i) ratifies and affirms all the provisions of the Existing Credit Agreement and the other Loan Documents as amended hereby, including the Amended Credit Agreement, (ii) agrees that the terms and conditions of the Existing Credit Agreement and the other Loan Documents shall continue in full force and effect as amended hereby (including the Amended Credit Agreement) and that all of its obligations thereunder are valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment or any other documents or instruments executed in connection herewith and (iii) acknowledges and agrees that it has no defense, set-off, counterclaim or challenge against the payment of any sums currently owing under the Amended Credit Agreement and the other Loan Documents or the enforcement of any of the terms or conditions thereof and agrees to be bound thereby and perform thereunder.

(b)               Each Loan Party hereby (i) acknowledges and agrees that the Liens and security interests granted to the Administrative Agent for the benefit of the Secured Parties under the Security Documents are in full force and effect, constitute valid and perfected Liens and security interests on the Collateral having priority over all other Liens and security interests on the Collateral, except to the extent permitted under the Amended Credit Agreement and the other Loan Documents, and are enforceable in accordance with the terms of the applicable Security Documents (including, without limitation, the Collateral Agreement and the IP Security Agreements), and will continue to secure the Secured Obligations, including the obligations under the Amended Credit Agreement and the other Loan Documents, (ii) reaffirms all of its obligations owing to the Administrative Agent and the Lenders under the Security Documents and (iii) acknowledges and agrees that the Security Documents shall continue to constitute a legal, valid and binding obligation of such Loan Party, enforceable in accordance with their terms.

(c)               Each Loan Party (other than the Borrower) hereby (i) confirms and ratifies that all of its obligations as a Guarantor shall continue in full force and effect for the benefit of the Administrative Agent and the Secured Parties with respect to the Secured Obligations, including the obligations under the Amended Credit Agreement and the other Loan Documents and (ii) hereby irrevocably and unconditionally guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, the due and punctual payment and performance of the Secured Obligations.

5.             Limited Effect. Except as expressly modified hereby, the Existing Credit Agreement and the other Loan Documents shall continue to be, and shall remain, unaltered and in full force and effect in accordance with their terms.

6.             Integration. This Amendment constitutes the sole agreement of the parties with respect to the transactions contemplated hereby and shall supersede all oral negotiations and the terms of prior writings with respect thereto. From and after the Third Amendment Effective Date, all references in the Amended Credit Agreement and each of the other Loan Documents to the “Credit Agreement” shall be deemed to be references to the Amended Credit Agreement. This Amendment shall constitute a Loan Document for all purposes under the Amended Credit Agreement and each of the other Loan Documents.

7.             Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

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8.             No Novation. It is the intention of the parties hereto that this Amendment shall not constitute a termination or novation of the Existing Credit Agreement, nor shall it extinguish the obligations for the payment of any Secured Obligations and/or any amounts due under the Existing Credit Agreement, or discharge or release (a) the performance of any party or (b) the attachment, creation or priority of any security interest or other Lien granted under the Collateral Agreement or any other Security Document (including the IP Security Agreements). It is the intention of the parties hereto that all such security interests and Liens granted under the Collateral Agreement and the other Loan Documents (including the security interests and Liens granted under the Collateral Agreement and the IP Security Agreements) shall continue in full force and effect as amended, supplemented or otherwise modified herein.

9.             Miscellaneous.

(a)               Expenses. The Loan Parties, jointly and severally agree to pay all of the Administrative Agent’s reasonable out-of-pocket fees and expenses incurred in connection with this Amendment and the transactions contemplated hereby, including, without limitation, the reasonable fees and expenses of counsel to the Administrative Agent.

(b)               GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND INTERPRETED AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA WITHOUT GIVING EFFECT TO THE CHOICE OF LAW PROVISIONS THEREOF.

(c)               Successor and Assigns. This Amendment shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns.

(d)               Counterparts. This Amendment may be executed in one or more counterparts, each of which counterparts when executed and delivered shall be deemed to be an original, and all of which shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile, pdf or other electronic transmission will be effective as delivery of a manually executed counterpart hereof.

(e)               Headings. The headings of any paragraph of this Amendment are for convenience only and shall not be used to interpret any provision hereof.

(f)                Modifications. No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.

[SIGNATURES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWER:	BENTLEY SYSTEMS, INCORPORATED

	By:	/s/ David Hollister
		Name:	David Hollister
		Title:	Chief Financial Officer

SUBSIDIARY LOAN PARTIES:	BENTLEY SOFTWARE, INC.
BENTLEY SYSTEMS INTERNATIONAL
HOLDINGS, INC.
DIGITAL WATER WORKS, INC.
CITILABS, INC.
COHESIVE SOLUTIONS, LLC
ONTRACKS ENTERPRISES, INC.
SENSEMETRICS, INC.

	By:	/s/ David Hollister
		Name:	David Hollister
		Title:	Authorized Officer

[Signature Page to Third Amendment]

ADMINISTRATIVE AGENT:	PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent

	By:	/s/ Michael P. Dungan
		Name:	Michael P. Dungan
		Title:	Vice President

[Signature Page to Third Amendment]

LENDER:	PNC BANK, NATIONAL ASSOCIATION, as Swingline Lender and a Lender

	By:	/s/ Michael P. Dungan
		Name:	Michael P. Dungan
		Title:	Vice President

[Signature Page to Third Amendment]

LENDER:	BANK OF AMERICA, N.A.

	By:	/s/ Richard R. Powell
		Name:	Richard R. Powell
		Title:	Senior Vice President

[Signature Page to Third Amendment]

LENDER:	TD BANK, N.A.

	By:	/s/ Zachary Dziama
		Name:	Zachary Dziama
		Title:	Senior Vice President

[Signature Page to Third Amendment]

LENDER:	HSBC BANK USA, National Association

	By:	/s/ Chris Burns
		Name:	Chris Burns
		Title:	Senior Vice President

[Signature Page to Third Amendment]

LENDER:	MANUFACTURERS AND TRADERS TRUST COMPANY

	By:	/s/ William Musselman
		Name:	William Musselman
		Title:	Vice President

[Signature Page to Third Amendment]

LENDER:	WILMINGTON SAVINGS FUND SOCIETY, FSB

	By:	/s/ Andrea Ferrara
		Name:	Andrea Ferrara
		Title:	Vice President

[Signature Page to Third Amendment]

LENDER:	KEYBANK NATIONAL ASSOCIATION

	By:	/s/ Geoff Smith
		Name:	Geoff Smith
		Title:	Senior Vice President

[Signature Page to Third Amendment]

LENDER:	MIZUHO BANK, LTD.

	By:	/s/ John Davies
		Name:	John Davies
		Title:	Authorized Signatory

[Signature Page to Third Amendment]

LENDER:	PEOPLE’S UNITED BANK, N.A.

	By:	/s/ Donna J. Emhart
		Name:	Donna J. Emhart
		Title:	Senior Vice President

[Signature Page to Third Amendment]